                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM  8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934





     Date of Report (Date of earliest event reported):  September 12, 1995



                         PRESIDENTIAL MORTGAGE COMPANY
             (Exact name of Registrant as specified in its charter)

      California                    2-94289                  95-3611304
   (State or other                 Commission              (IRS Employer
    Jurisdiction                   File Number           Identification No.)
   of Incorporation





                            21031 Ventura Boulevard
                       Woodland Hills, California  91364
               (Address of Principal Executive Office) (Zip Code)
       Registrant's telephone number, including area code (818) 992-8999






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Item 4.  Changes in Registrant's Certifying Accountant

  On September 12, 1995, the Registrant dismissed Ernst & Young, LLP ("E&Y"), as independent accountants of the Registrant and its subsidiaries, and engaged BDO Seidman, LLP, as independent accountants of the Registrant and its subsidiaries.

  E&Y's report for the year ended December 31, 1994 did not contain an adverse opinion or a disclaimer of an opinion, and was not qualified or modified as to audit scope or accounting principles. The report for the year ended December 31, 1994 contained an explanatory paragraph concerning a substantial doubt about the ability of the Company to continue as a going concern due to losses from nonperforming loans that resulted in significant recurring losses from operations, substantial debt service and other requirements of the note payable to the Registrant's lender, and the regulatory capital classification of Pacific Thrift and Loan Company ("Pacific Thrift"), the Registrant's wholly
owned subsidiary.   In addition, the report for 1994 contained an explanatory
paragraph concerning certain securities litigation containing allegations of securities fraud and aiding and abetting a breach of fiduciary duty relating to the Registrant and its Chief Executive Officer.

  The report of Kenneth Leventhal & Co. ("KL&Co.," which was merged into E&Y in 1995) for the year ended December 31, 1993, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles. The report for the year ended December 31, 1993 contained an explanatory paragraph concerning the securities litigation referred to in the report for 1994 and an explanatory paragraph concerning the Company's liability for environmental remediation of two properties acquired in foreclosure and possible government action if the Company did not comply with a consent agreement regarding one of the properties. The environmental remediation matter was not referred to in the report for the year ended December 31, 1994, as there was no material uncertainty regarding any further liability as of that date.

  As of the date hereof, Pacific Thrift has been reclassified as "adequately capitalized" by the FDIC, and no action has occurred since 1993 with respect to the securities litigation referred to in the explanatory paragraphs contained in the 1994 and 1993 reports.

  During the Registrant's two most recent fiscal years and subsequent interim period, there were disagreements between the Registrant and its accountants. The disagreements were as follows:

  There was a disagreement concerning the scope of the work necessary to be performed by E&Y in connection with a proposed restructuring of the Registrant, including procedures and issues raised with respect to the allowance for loan losses, deferred tax asset and other transactions recorded by the Registrant in its unaudited financial information as of June 30, 1995. Prior to resolving the disagreement, the client-auditor relationship was terminated by the Registrant.

  There were disagreements regarding the amount of the provision and allowance for loan losses for the fiscal years ended December 31, 1994 and 1993, which were resolved by the Registrant recording an additional provision for each year.

  There were disagreements about the scope of audit procedures to be performed to ascertain the status of certain regulatory matters concerning Pacific and the ability of the Registrant to continue as a going concern for the fiscal year ended December 31, 1994, which were resolved by E&Y performing the additional procedures.

  There was a disagreement about the need to add an explanatory paragraph to the report of E&Y for the year ended December 31, 1994 concerning the





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ability of the Registrant to continue as a going concern, which was resolved by the Registrant accepting such explanatory paragraph.

  There were disagreements regarding the interpretation of regulatory accounting principles applicable to sales of senior loan participation interests to third parties by Pacific Thrift, in part due to preliminary advice received from FDIC examiners and others, which were resolved by Pacific Thrift requesting an opinion of the FDIC and revising its regulatory reports to conform to the FDIC's interpretation of such principles.

   There was a disagreement regarding the scope of audit procedures necessary and the necessity of footnote disclosure concerning certain litigation in which allegations of securities fraud and aiding and abetting in the breach of fiduciary duty were made against the Registrant and its Chief Executive Officer by investors in companies affiliated with the Registrant until 1984. The disagreement was resolved by the Registrant adding footnote disclosure in its financial statements for the fiscal years ended December 31, 1994 and 1993.

  There was a disagreement concerning the disclosure required in connection with the Registrant's liability for remediation of environmental contamination of two properties acquired in foreclosure in 1993. At the time the audit of the Registrant's 1993 financial statements was completed there existed potential civil or criminal claims against the Registrant, and the Registrant was engaged in negotiations with governmental authorities to settle any potential claims. Until the settlement agreement was completed, the Registrant's counsel was unable to provide an opinion as to whether civil or criminal liability was probable or remote. The Registrant delayed issuance of the financial statements until the settlement agreement was entered and an opinion of counsel was obtained to the effect that the possibility of criminal liability was remote. The disagreement was resolved by the Registrant increasing the disclosure in its financial statement footnotes in 1993, including the disclosure that, in the opinion of its legal counsel, the likelihood of criminal action was remote if the terms of a settlement agreement reached with regulatory authorities were complied with. As of the date hereof, the Registrant is in full compliance with the terms of the Settlement Agreement.

  There was a disagreement regarding the accounting and footnote disclosure of certain related party transactions, which was resolved by adjustments to the accounting and by additional disclosures for the related party transactions.

  The Registrant's former accountants have advised it that there are certain deficiencies in its lending and credit administration procedures and its procedures for determination of its allowance for loan losses that, taken as a whole, constitute a material weakness in its internal controls and a "reportable event" pursuant to Item 304 of Rule S-K. The Registrant has taken or is in the process of taking the necessary steps to improve each of the procedures identified by its former accountants as requiring improvement.

  The managing officers of the Registrant's general partner discussed the subject matter of each disagreement with the Registrant's former accountants. The Registrant has authorized its former accountants to respond fully to all inquiries of the Registrant's successor accountants concerning the subject matter of each disagreement.

  Prior to the engagement of BDO Seidman, LLP as the independent accountants for the Registrant and its subsidiaries, the Registrant did not consult
BDO Seidman, LLP concerning the application of accounting principles to any specified transaction or any matter that was the subject of a disagreement with E&Y or a reportable event.





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Item 7.  Financial Statements and Exhibits

  The required letter of E&Y regarding its dismissal as independent accountants for the Registrant is filed as an exhibit hereto.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on September 27, 1995.

                                       PRESIDENTIAL MORTGAGE COMPANY
                                       (Registrant)



                                       By: /s/ Joel R. Schultz
                                           ----------------------------
                                           Joel R. Schultz, President of
                                           Presidential Services
                                           Corporation, General Partner
                                           of Presidential Management
                                           Company, a California limited
                                           partnership, general partner
                                           of the Registrant





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
                        [ERNST & YOUNG LLP LETTERHEAD]





September 27, 1995



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington D.C. 20549


Ladies and Gentlemen:

We have read Item 4 of Form 8-K dated September 27, 1995 of Presidential Mortgage Company and believe it is complete and accurate as to its description of disagreements between the Registrant and us.

We have no basis to agree or disagree with the Registrant's statement about the engagement of BDO Seidman, LLP and date of engagement of BDO Seidman, LLP in the first paragraph under Item 4.

We have no basis to agree or disagree with the Registrant's statements about the current status of the regulatory capital situation of Pacific Thrift and the current status of the compliance with the regulatory order by Pacific Thrift in the fourth paragraph under Item 4. We have no basis to agree or disagree with the Registrant's statement about the current status of the litigation and unasserted claims in the fourth paragraph under Item 4.

We have no basis to agree or disagree with the Registrant's statement about advice received from FDIC examiners in the tenth paragraph of Item 4.

We have no basis to agree or disagree with the Registrant's statement about the absence of certain consultations between the Registrant and BDO Seidman, LLP in the sixteenth paragraph of Item 4.

Very truly yours,


                                      /s/ Ernst & Young LLP